UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2017
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2017, Qorvo, Inc. issued a press release announcing financial results for its fiscal 2018 second quarter ended September 30, 2017. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 1, 2017 announcing financial results for Qorvo's fiscal 2018 second quarter ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    November 1, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated November 1, 2017 announcing financial results for Qorvo's fiscal 2018 second quarter ended September 30, 2017.